                                                                 Exhibit 10.3(C)

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated April 30, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-C Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2007-C Trust.

     WHEREAS, pursuant to (i) that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the "MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006 (the "MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller, (iii) that certain Assignment and Conveyance Agreement (2006-W37), dated May 25, 2006, by and between Assignor and Wells Fargo Bank, (iv) that certain Assignment and Conveyance Agreement (2006-W39), dated June 27, 2006, by and between Assignor and Wells Fargo Bank, (v) that certain Assignment and Conveyance Agreement (2006-W46), dated June 28, 2006, by and between Assignor and Wells Fargo Bank,
(vi) that certain Assignment, Assumption and Recognition Agreement (the "MS North Fork Bank AAR"), dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Assignor and Wells Fargo Bank (successor by merger to Wells Fargo Home Mortgage,
Inc), (vii) that certain Assignment, Assumption and Recognition Agreement (the "UBS North Fork Bank AAR"), dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint, the Assignor and Wells Fargo Bank, (viii) that certain Assignment, Assumption and Recognition Agreement (the "EMC1 North Fork Bank AAR"), dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint, the Assignor and Wells Fargo Bank and (ix) that certain Assignment, Assumption and Recognition Agreement (the "EMC2 North Fork Bank AAR," and together with the MS North Fork Bank AAR, UBS North Fork Bank AAR and the EMC1 North Fork Bank AAR, the "North Fork Bank AARs," and collectively with the MSWSA, the MMLPA and the Assignment and Conveyances, the "Purchase and Servicing Agreements"), dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint, the Assignor and Wells Fargo Bank, each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     Notwithstanding any provision in this Agreement to the contrary, it is understood that Wells Fargo Bank is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by Wells Fargo Bank in the Purchase and Servicing Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the MSWSA, Wells Fargo Bank shall service the Mortgage Loans pursuant to the MSWSA as modified by Section 6 of this Agreement, for the benefit of the Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the applicable Purchase and Servicing Agreements, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the MSWSA, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 8 herein on or before the closing date of the related Securitization Transaction (as defined in the MSWSA).

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the MSWSA:

     a. Article I. Article I is hereby modified by replacing the definition of "Servicing Fee Rate" with the following:

          "With respect to each Mortgage Loan, 0.250% per annum."

     b. Section 4.02. Section 4.02 is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as identified in Section 5.02, that foreclosure proceedings have commenced."

     c. Section 4.10. Section 4.10 is hereby modified by deleting the following language from the fourth paragraph:

          "and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf."

     d. Section 4.13. Section 4.13 is hereby deleted in its entirety and replaced with the following:

          "The Company or its agent shall inspect the Mortgaged Property as often as is reasonably deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection."

     e.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the tenth (10th) calendar day of each month, the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit G-1 is limited to that which is readily available to the Company and is mutually agreed to by the Company and the Master Servicer."

          The exhibits referenced in this Section 6(e) are attached to this Agreement as Exhibit B hereto.

     f. Section 6.05. Section 6.05 is hereby modified by deleting such section in its entirety and inserting "[Reserved]."

     g. Section 6.06. Section 6.06 is hereby modified by deleting the first paragraph in its entirety and replacing it with the following:

          "On or before March 1 of each calendar year, commencing in 2008, the Company shall:"

     h. Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty (30)":

          "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten (10))"

     i. Section 12.06. Section 12.06, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118."

     7. Wells Fargo Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee (MERS ID #1001065), as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

                     U.S. Bank National Association
                     209 S. LaSalle Street, Suite 300
                     Chicago, Illinois 60604
                     Attention: Structured Finance Trust Services, BAFC 2007-C

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                     Banc of America Funding Corporation
                     214 North Tryon Street
                     Charlotte, North Carolina 28255
                     Attention: General Counsel and Chief Financial Officer

     The  Master   Servicer's   address   for   purposes   of  all  notices  and
correspondence related to the Mortgage Loans is:

                     Wells Fargo Bank, N.A.
                     9062 Old Annapolis Road
                     Columbia, Maryland  21045
                     Attention: Client Manager - BAFC 2007-C

     9. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                     WELLS FARGO BANK, N.A.
                     ABA# 121000248
                     FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416 FFC TO: BAFC 2007-C # 53146800.

     10. Wells Fargo Bank hereby acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and Servicing Agreements to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to examine the books and records of Wells Fargo Bank, as servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

     11. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                                     Bank of America, National Association,
                                                     as Assignor


                                                     By:      /s/ Bruce W. Good
                                                        --------------------------------
                                                     Name:    Bruce W. Good
                                                     Title:   Principal


                                                     U.S. Bank National
                                                     Association, as Assignee


                                                     By:      /s/ Melissa A. Rosal
                                                        ----------------------------------
                                                     Name:    Melissa Rosal
                                                     Title:   Vice President


                                                     Banc of America Funding Corporation


                                                     By:      /s/ Bruce W. Good
                                                        --------------------------------
                                                     Name:    Bruce W. Good
                                                     Title:   Principal


                                                     Wells Fargo Bank, N.A., as servicer


                                                     By:      /s/ Bradley A. Davis
                                                        ----------------------------------
                                                     Name:  Bradley A. Davis
                                                     Title:    Vice President


Acknowledged and Agreed as
of the date first written above:


Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Raymond Delli Colli
    -------------------------------
Name:    Raymond Delli Colli
Title:   Vice President

                        [BAFC 2007-C -- WELLS FARGO AAR]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

  [Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on April 30, 2007, with a filing
                   date of April 30, 2007 and accession number
                             0001379434-07-000080.]

                                    EXHIBIT B


Exhibit G-1 Standard File Layout - Delinquency Reporting



*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

--------------------------- --------------------------------------------------------------------- --------------- ------------------

Column/Header Name                                             Description                           Decimal      Format Comment
--------------------------- --------------------------------------------------------------------- --------------- ------------------

SERVICER_LOAN_NBR           A unique number assigned to a loan by the Servicer.  This
                            may be different than the LOAN_NBR
--------------------------- --------------------------------------------------------------------- --------------- ------------------

LOAN_NBR                    A unique identifier assigned to each loan by the originator.
--------------------------- --------------------------------------------------------------------- --------------- ------------------

CLIENT_NBR                  Servicer Client Number
--------------------------- --------------------------------------------------------------------- --------------- ------------------

SERV_INVESTOR_NBR           Contains a unique
                            number as assigned
                            by an external
                            servicer to
                            identify a group of
                            loans in their
                            system.
--------------------------- --------------------------------------------------------------------- --------------- ------------------

BORROWER_FIRST_NAME         First Name of the Borrower.
--------------------------- --------------------------------------------------------------------- --------------- ------------------

BORROWER_LAST_NAME          Last name of the borrower.
--------------------------- --------------------------------------------------------------------- --------------- ------------------

PROP_ADDRESS                Street Name and Number of Property
--------------------------- --------------------------------------------------------------------- --------------- ------------------

PROP_STATE                  The state where the  property located.
--------------------------- --------------------------------------------------------------------- --------------- ------------------

PROP_ZIP                    Zip code where the property is located.
--------------------------- --------------------------------------------------------------------- --------------- ------------------

BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next payment is due to the                                  MM/DD/YYYY
                            servicer at the end of processing cycle, as reported by Servicer.
--------------------------- ---------------------------------------------------------------------------------- --------------- -----

LOAN_TYPE                   Loan Type (i.e. FHA, VA, Conv)
--------------------------- ---------------------------------------------------------------------------------- --------------- -----

BANKRUPTCY_FILED_DATE       The date a particular bankruptcy claim was filed.                                        MM/DD/YYYY
--------------------------- ---------------------------------------------------------------------------------- --------------- -----

BANKRUPTCY_CHAPTER_CODE     The chapter under which the bankruptcy was filed.
------------------------------------------------------------ -----------------------------------------------------------------------

BANKRUPTCY_CASE_NBR         The case number assigned by the court to the bankruptcy
filing.
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

POST_PETITION_DUE_DATE      The payment due date once the bankruptcy has been approved                               MM/DD/YYYY
                            by the courts
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

BANKRUPTCY_DCHRG_DISM_DATE  The Date The Loan Is Removed From Bankruptcy. Either by                                  MM/DD/YYYY
                            Dismissal, Discharged and/or a Motion For Relief Was Granted.
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was Approved By The Servicer                                MM/DD/YYYY
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

LOSS_MIT_TYPE               The Type Of Loss Mitigation Approved For A Loan Such As;
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

LOSS_MIT_ACT_COMP_DATE      The Date The Loss Mitigation Is Actually Completed                                       MM/DD/YYYY
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney to Pursue Foreclosure                                 MM/DD/YYYY
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

FIRST_LEGAL_DATE            Notice of 1st legal filed by an Attorney in a Foreclosure Action                         MM/DD/YYYY
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

FRCLSR_SALE_EXPECTED_DATE   The date by which a foreclosure sale is expected to occur.                               MM/DD/YYYY
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

FRCLSR_SALE_DATE            The actual date of the foreclosure sale.                                                 MM/DD/YYYY
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

FRCLSR_SALE_AMT             The amount a property sold for at the foreclosure sale.            2                   No commas(,) or
                                                                                                                   dollar signs ($)
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

EVICTION_START_DATE         The date the servicer initiates eviction of the borrower.                                MM/DD/YYYY
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

EVICTION_COMPLETED_DATE     The date the court revokes legal possession of the property                              MM/DD/YYYY
                            from the borrower.
---------------------------- ---------------------------------------------------------------------------------- --------------- ----

LIST_PRICE                   The price at which an REO property is marketed.                 2                    No commas(,) or
                                                                                                                   dollar signs ($)
---------------------------- ---------------------------------------------------------------------------------- --------------- ----


                                       B-1

-------------------------------------------------------------------------------------------------------------- --------------- -----

LIST_DATE                   The date an REO property is listed at a particular price.                                MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- --------------- -----

OFFER_AMT                   The dollar value of an offer for an REO property.               2                       No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------- --------------- -----

OFFER_DATE_TIME             The date an offer is received by DA Admin or by the Servicer.                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- --------------- -----

REO_CLOSING_DATE            The date the REO sale of the property is scheduled to close.                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- ---------------------

REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                                                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- ---------------------

OCCUPANT_CODE               Classification of how the property is occupied.
-------------------------------------------------------------------------------------------------------------- --------------- -----

PROP_CONDITION_CODE         A code that indicates the condition of the property.
------------------------------------------------------------ -----------------------------------------------------------------------

PROP_INSPECTION_DATE        The date a  property inspection is performed.                                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- ------ --------------

APPRAISAL_DATE              The date the appraisal was done.                                                          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- ------ --------------

CURR_PROP_VAL               The current "as is" value of the property based on brokers      2
                            price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------- --------------- -----

REPAIRED_PROP_VAL           The amount the property would be worth if repairs are           2
                            completed pursuant to a broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------- --------------- -----

If applicable:
-------------------------------------------------------------------------------------------------------------- --------------- -----

DELINQ_STATUS_CODE          FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------- --------------- -----

DELINQ_REASON_CODE          The circumstances which caused a borrower to stop paying
                            on a loan. Code indicates the reason why the loan is in default for this cycle.
-------------------------------------------------------------------------------------------------------------- --------------- -----

MI_CLAIM_FILED_DATE         Date Mortgage Insurance Claim Was Filed With Mortgage Insurance                          MM/DD/YYYY
                            Company.
-------------------------------------------------------------------------------------------------------------- --------------- -----

MI_CLAIM_AMT                Amount of Mortgage Insurance Claim Filed                                                No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------- --------------- -----

MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company Disbursed Claim Payment                                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- --------------- -----

MI_CLAIM_AMT_PAID           Amount Mortgage Insurance Company Paid On Claim                 2                       No commas(,) or
                                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------- --------------- -----

POOL_CLAIM_FILED_DATE       Date Claim Was Filed With Pool Insurance Company                                         MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- --------------- -----

POOL_CLAIM_AMT              Amount of Claim Filed With Pool Insurance Company               2                        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------- --------------- -----

POOL_CLAIM_PAID_DATE        Date Claim Was Settled and The Check Was Issued By                                       MM/DD/YYYY
                            The Pool Insurer
-------------------------------------------------------------------------------------------------------------- --------------- -----

POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool Insurance Company                  2                       No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------- --------------- -----

FHA_PART_A_CLAIM_FILED_DATE  Date FHA Part A Claim Was Filed With HUD                                                MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- --------------- -----

FHA_PART_A_CLAIM_AMT         Amount of FHA Part A Claim Filed                               2                       No commas(,) or
                                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------- --------------- -----

FHA_PART_A_CLAIM_PAID_DATE   Date HUD Disbursed Part A Claim Payment                                                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------- --------------- -----

                                      B-2

FHA_PART_A_CLAIM_PAID_AMT   Amount HUD Paid on Part A Claim                                 2                     No commas(,) or
                                                                                                                 dollar signs ($)
------------------------------------------------------------------------------------------------------ -----------------------------

FHA_PART_B_CLAIM_FILED_DATE  Date FHA Part B Claim Was Filed With HUD                                                MM/DD/YYYY
------------------------------------------------------------------------------------------------------ ----------------------------

FHA_PART_B_CLAIM_AMT         Amount of FHA Part B Claim Filed                               2                     No commas(,) or
                                                                                                                 dollar signs ($)
------------------------------------------------------------------------------------------------------ ----------------------------

FHA_PART_B_CLAIM_PAID_DATE   Date HUD Disbursed Part B Claim Payment                                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------- -----------------------------

FHA_PART_B_CLAIM_PAID_AMT    Amount HUD Paid on Part B Claim                                2                     No commas(,) or
                                                                                                                  dollar signs ($)
----------------------------------------------------------------------------------------------------- -----------------------------

VA_CLAIM_FILED_DATE          Date VA Claim Was Filed With the Veterans Admin                                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------ ----------------------------

VA_CLAIM_PAID_DATE           Date Veterans Admin. Disbursed VA Claim Payment                                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------ -----------------------------

VA_CLAIM_PAID_AMT            Amount Veterans Admin. Paid on VA Claim                         2                     No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------ -----------------------------



Exhibit G-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

        o        Mortgagor
        o        Tenant
        o        Unknown
        o        Vacant

The Property Condition field should show the last reported condition of the property as follows:

        o        Damaged
        o        Excellent
        o        Fair
        o        Gone
        o        Good
        o        Poor
        o        Special Hazard
        o        Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

-------------------------- -----------------------------------------------------
Delinquency Code           Delinquency Description
-------------------------- -----------------------------------------------------
001                        FNMA-Death of principal mortgagor
-------------------------- -----------------------------------------------------
002                        FNMA-Illness of principal mortgagor
-------------------------- -----------------------------------------------------
003                        FNMA-Illness of mortgagor's family member
-------------------------- -----------------------------------------------------
004                        FNMA-Death of mortgagor's family member
-------------------------- -----------------------------------------------------
005                        FNMA-Marital difficulties
-------------------------- -----------------------------------------------------
006                        FNMA-Curtailment of income
-------------------------- -----------------------------------------------------
007                        FNMA-Excessive Obligation
-------------------------- -----------------------------------------------------
008                        FNMA-Abandonment of property
-------------------------- -----------------------------------------------------
009                        FNMA-Distant employee transfer
-------------------------- -----------------------------------------------------
011                        FNMA-Property problem
-------------------------- -----------------------------------------------------
012                        FNMA-Inability to sell property
-------------------------- -----------------------------------------------------
013                        FNMA-Inability to rent property
-------------------------- -----------------------------------------------------
014                        FNMA-Military Service
-------------------------- -----------------------------------------------------
015                        FNMA-Other
-------------------------- -----------------------------------------------------
016                        FNMA-Unemployment
-------------------------- -----------------------------------------------------
017                        FNMA-Business failure
-------------------------- -----------------------------------------------------
019                        FNMA-Casualty loss
-------------------------- -----------------------------------------------------
022                        FNMA-Energy environment costs
-------------------------- -----------------------------------------------------
023                        FNMA-Servicing problems
-------------------------- -----------------------------------------------------
026                        FNMA-Payment adjustment
-------------------------- -----------------------------------------------------
027                        FNMA-Payment dispute
-------------------------- -----------------------------------------------------
029                        FNMA-Transfer of ownership pending
-------------------------- -----------------------------------------------------
030                        FNMA-Fraud
-------------------------- -----------------------------------------------------
031                        FNMA-Unable to contact borrower
-------------------------- -----------------------------------------------------
INC                        FNMA-Incarceration
-------------------------- -----------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

  ---------------------- -------------------------------------------------------
     Status Code         Status Description
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          09             Forbearance
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          24             Government Seizure
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          26             Refinance
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          27             Assumption
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          28             Modification
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          29             Charge-Off
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          30             Third Party Sale
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          31             Probate
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          32             Military Indulgence
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          43             Foreclosure Started
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          44             Deed-in-Lieu Started
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          49             Assignment Completed
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          61             Second Lien Considerations
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          62             Veteran's Affairs-No Bid
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          63             Veteran's Affairs-Refund
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          64             Veteran's Affairs-Buydown
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          65             Chapter 7 Bankruptcy
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          66             Chapter 11 Bankruptcy
  ---------------------- -------------------------------------------------------
  ---------------------- -------------------------------------------------------
          67             Chapter 13 Bankruptcy
  ---------------------- -------------------------------------------------------

Exhibit G-2: Standard File Layout - Scheduled/Scheduled

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Max
Column Name              Description                                                            Decimal     Format Comment     Size
------------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to define a group of loans.                    Text up to 10 digits    20
------------------------------------------------------------------------------------------------------------------------------------

LOAN_NBR                 A unique identifier assigned to each loan by the investor.                      Text up to 10 digits    10
------------------------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.  This may be                Text up to 10 digits    10
                         different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------

BORROWER_NAME            The borrower name as received in the file.  It is not separated by              Maximum length of 30    30
                         first and last name.                                                            (Last, First)
------------------------------------------------------------------------------------------------------------------------------------

SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest payment that a       2       No commas(,) or dollar  11
                         borrower is expected to pay, P&I constant.                                      signs ($)
------------------------------------------------------------------------------------------------------------------------------------

NOTE_INT_RATE            The loan interest rate as reported by the Servicer.                     4       Max length of 6          6
------------------------------------------------------------------------------------------------------------------------------------

NET_INT_RATE             The loan gross interest rate less the service fee rate as               4       Max length of 6          6
                         reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------

SERV_FEE_RATE            The servicer's fee rate for a loan as reported by the Servicer.         4       Max length of 6          6
------------------------------------------------------------------------------------------------------------------------------------

SERV_FEE_AMT             The servicer's fee amount for a loan as reported by the Servicer.       2       No commas(,) or dollar  11
                                                                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW_PAY_AMT              The new loan payment amount as reported by the Servicer.                2       No commas(,) or dollar   11
                                                                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.                          4       Max length of 6           6
------------------------------------------------------------------------------------------------------------------------------------

ARM_INDEX_RATE           The index the Servicer is using to calculate a forecasted rate.         4       Max length of 6           6
------------------------------------------------------------------------------------------------------------------------------------

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the beginning of the         2       No commas(,) or dollar  11
                         processing cycle.                                                               signs ($)
------------------------------------------------------------------------------------------------------------------------------------

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end of the               2       No commas(,) or dollar   11
                         processing cycle.                                                               signs ($)
------------------------------------------------------------------------------------------------------------------------------------

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the borrower's                     MM/DD/YYYY              10
                         next payment is due to the Servicer, as reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_1          The first curtailment amount to be applied.                             2       No commas(,) or dollar  11
                                                                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_1         The curtailment date associated with the first curtailment                      MM/DD/YYYY              10
                         amount.
------------------------------------------------------------------------------------------------------------------------------------

CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment amount, if            2       No commas(,) or         11
                         applicable.                                                                     dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_2          The second curtailment amount to be applied.                            2       No commas(,) or          11
                                                                                                         dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_2         The curtailment date associated with the second curtailment amount.             MM/DD/YYYY               10
------------------------------------------------------------------------------------------------------------------------------------

CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment amount, if           2       No commas(,) or         11
                         applicable.                                                                     dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_3          The third curtailment amount to be applied.                             2       No commas(,) or         11
                                                                                                         dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_3         The curtailment date associated with the third curtailment amount.              MM/DD/YYYY              10
------------------------------------------------------------------------------------------------------------------------------------

CURT_ADJ_AMT_3           The curtailment interest on the third curtailment amount, if            2       No commas(,) or         11
                         applicable.                                                                     dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

PIF_AMT                  The loan "paid in full" amount as reported by the Servicer.             2       No commas(,) or         11
                                                                                                         dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

                                      B-7

PIF_DATE                 The paid in full date as reported by the Servicer.                              MM/DD/YYYY               10
------------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to                                          Action Code Key:          2
                         indicate the default/delinquent status                                          15=Bankruptcy,
                         of a particular loan.                                                           30=Foreclosure,
                                                                                                         60=PIF, 63=Substitution,
                                                                                                         65=Repurchase,70=REO
------------------------------------------------------------------------------------------------------------------------------------

INT_ADJ_AMT              The amount of the interest adjustment as reported by the Servicer.       2      No commas(,) or dollar  11
                                                                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if applicable.                 2      No commas(,) or dollar   11
                                                                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.                          2      No commas(,) or dollar   11
                                                                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if applicable.             2      No commas(,) or         11
                                                                                                         dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the beginning of the   2      No commas(,) or         11
                         cycle date to be passed through to investors.                                   dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at the end of a         2      No commas(,) or         11
                         processing cycle.                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SCHED_PRIN_AMT           The scheduled principal amount as reported by the Servicer for the       2      No commas(,) or         11
                         current cycle -- only applicable for Scheduled/Scheduled Loans.                 dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

SCHED_NET_INT            The scheduled gross interest amount less the service fee amount for      2      No commas(,) or         11
                         the current cycle as reported by the Servicer -- only applicable for            dollar signs ($)
                         Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------

ACTL_PRIN_AMT            The actual principal amount collected by the Servicer for the current    2      No commas(,) or          11
                         reporting cycle -- only applicable for Actual/Actual Loans.                     dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

ACTL_NET_INT             The actual gross interest amount less the service fee amount for the     2      No commas(,) or          11
                         current reporting cycle as reported by                                          dollar signs ($)
                         the Servicer -- only applicable for
                         Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays on his loan as       2      No commas(,) or          11
                         reported by the Servicer.                                                       dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by the servicer.       2      No commas(,) or          11
                                                                                                         dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

MOD_DATE                 The Effective Payment Date of the Modification for the loan.                    MM/DD/YYYY               10
------------------------------------------------------------------------------------------------------------------------------------

MOD_TYPE                 The Modification Type.                                                          Varchar - value can      30
                                                                                                         be alpha or numeric
------------------------------------------------------------------------------------------------------------------------------------

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest advances made by          2      No commas(,) or         11
                         Servicer.                                                                       dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------


Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

               * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

               * Other expenses - copies of corporate advance history showing all payments

               * REO repairs > $1500 require explanation

               * REO repairs >$3000 require evidence of at least 2 bids.

               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

               *   Unusual   or   extraordinary   items  may   require   further
          documentation.

     13.  The total of lines 1 through 12.

         Credits:

     14-21. Complete as applicable. Required documentation:

               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

               * Copy of EOB for any MI or gov't guarantee * All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans,  use line (18a) for Part A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit G-3: Calculation of Realized Loss/Gain Form 332



    Prepared by:  __________________                     Date:  _______________
    Phone:  ______________________   Email Address:_____________________


----------------------     ------------------------     ------------------------
Servicer Loan No.          Servicer Name                Servicer Address

----------------------     ------------------------     ------------------------

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________


Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
If "Yes", provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
(2)  Interest accrued at Net Rate                              ________________(2)
(3)  Accrued Servicing Fees                                    ________________(3)
(4)  Attorney's Fees                                           ________________(4)
(5)  Taxes (see page 2)                                        ________________(5)
(6)  Property Maintenance                                      ________________ 6)
(7)  MI/Hazard Insurance Premiums (see page 2)                 ________________(7)
(8)  Utility Expenses                                          ________________(8)
(9)  Appraisal/BPO                                             ________________(9)
(10) Property Inspections                                      ________________(10)
(11) FC Costs/Other Legal Expenses                             ________________(11)
(12) Other (itemize)                                           ________________(12)
         Cash for Keys__________________________               ________________(12)
         HOA/Condo Fees_______________________                 ________________(12)
         ______________________________________                ________________(12)

         Total Expenses                                       $ _______________(13)

                                      B-11

Credits:
(14) Escrow Balance                                           $ _______________(14)
(15) HIP Refund                                               ________________ (15)
(16) Rental Receipts                                          ________________ (16)
(17) Hazard Loss Proceeds                                     ________________ (17)
(18) Primary Mortgage Insurance / Gov't Insurance             ________________ (18a) HUD Part A
                                                              ________________ (18b) HUD Part B
(19) Pool Insurance Proceeds                                  ________________ (19)
(20) Proceeds from Sale of Acquired Property                  ________________ (20)
(21) Other (itemize)                                          ________________ (21)
     _________________________________________                ________________ (21)

     Total Credits                                            $________________(22)

Total Realized Loss (or Amount of Gain)                       $________________(23)


Escrow Disbursement Detail



-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

    Type           Date Paid       Period of Coverage      Total Paid          Base Amount            Penalties            Interest
(Tax /Ins.)
-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------

-------------- ------------------ --------------------- ------------------ --------------------- -------------------- --------------


                                   APPENDIX I

                        Purchase and Servicing Agreements

            [Included as Exhibits 10.3(A) and 10.3(B) to the Current
                    Report on Form 8-K pursuant to which this
                Assignment, Assumption and Recognition Agreement
                      is filed, as well as attached hereto]

                                                               Execution Version
                                   Appendix I

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "AAR Agreement") dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint Mortgage Funding, Inc. (the "Assignor"), Bank of America, National Association (the "Assignee") and Wells Fargo Bank, N.A., successor by merger to Wells Fargo Home Mortgage, Inc. (the "Company"):

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Sale and Assignment. With respect to the mortgage loans listed on Exhibit A hereto (the "Assigned Loans") purchased by the Assignor from Morgan Stanley Mortgage Capital Inc. ("Morgan Stanley"), the Assignor hereby grants, transfers, assigns and sells to the Assignee all right, title and interest of the Assignor, in, to and under (a) the Assigned Loans and the Mortgage Files,
(b) that certain Seller's Warranties and Servicing Agreement (WFHM 2003-W69 and 2003-W70), dated October 1, 2003, by and between Morgan Stanley and the Company (the "MS Servicing Agreement"), (c) that certain Mortgage Loan Purchase Agreement, dated October 1, 2003, by and between Morgan Stanley and the Company (the "Purchase Agreement") and (d) that certain Assignment, Assumption and Recognition Agreement, dated November 26, 2003, by and among Morgan Stanley, the Assignor and the Company (the "Original Assignment;" collectively with the Purchase Agreement and MS Servicing Agreement, the "Agreements"), as each Agreement relates to the Assigned Loans and only the Assigned Loans and the Assignee hereby assumes all of the Assignor's obligations and duties arising under the Agreements from and after the date hereof, and the Company hereby acknowledges such sale, assignment and assumption. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Agreements other than the Assigned Loans. Notwithstanding the foregoing, it is understood that neither the Company nor Assignor is released from liability to the other for any breaches of any representations, warranties or covenants made by such party to the other in the Agreements prior to the date hereof regardless of when such breaches are discovered or made known. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the MS Servicing Agreement.

     2. Payment. Simultaneously with the execution of this AAR Agreement and upon completion of the other closing conditions set forth in the Purchase Price and Terms Letter (the "PPTL"), dated as of January 12, 2007, by and between the Assignee and the Assignor, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the PPTL. The Assignee shall pay the purchase price payable under the PPTL by wire transfer of immediately available funds to the account specified by the Assignor. Upon payment of such purchase price, the Assignee assumes all right, title and interest in and to the Assigned Loans and the Mortgage Files pursuant to the Agreements. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after March 1, 2007 (the "Assigned Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date, as provided in the MS Servicing Agreement. The Assignor, at its expense, shall have caused to be delivered to the Assignee or its designee the Mortgage Files for each Assigned Loan in the Assignor's or its custodian's possession prior to the date hereof, excluding that portion under the control of the Company. The Assignor and the Company acknowledge and agree that the Assignee has designated U.S. Bank National Association (the "Custodian") as its custodian of the Mortgage Files pursuant to a Custodial Agreement between the Assignee and the Custodian.

     3. Representations. Warranties and Covenants of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

          (a) The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of any of the terms, conditions or provisions of the Assignor's organizational documents or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

          (b) The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Agreements free from any and all encumbrances, liens, pledges, participation interests, claims or security interests of any nature encumbering the Assigned Loans. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

          (c) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

          (d) The Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Assigned Loans since the applicable date of the original sale to Assignor;

          (e) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Agreements or the Assigned Loans;

          (f) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements, including without limitation the transfer of the servicing obligations under the MS Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Agreements;

          (g) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "Securities Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

          (h) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

          (i) With respect to each of the Assigned Loans, the representations and warranties contained in Section 3.02 of the MS Servicing Agreement, to the extent they relate to matters arising on or after the date such Assigned Loan was purchased by Morgan Stanley from the Company (the "Original Closing Date"), are true and correct as of the date of this AAR Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of the MS Servicing Agreement (i) to the "Cut-off Date" shall he deemed to be a reference to the Assigned Loans
Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit A hereto and any other schedules of the Assigned Loans, provided in writing or electronically, providing any data with respect to the Assigned Loans of the type described in the definition of "Mortgage Loan Schedule" provided in the MS Servicing Agreement (other than any schedules that were updated by the Assignor prior to the date of this AAR Agreement), (iii) to the "Closing Date" shall be deemed to be a reference to the date of this AAR Agreement and (iv) to the "Seller's knowledge" shall be deemed to be a reference to the Assignor's knowledge. For purposes of clarification, the Assignor shall not be deemed to have breached or violated any representation or warranty contemplated in this paragraph in the event that such representation or warranty was not true or correct as of the Original Closing Date (an "Original Breach") unless such Original Breach was cured prior to the date hereof; and

          (j) With  respect to the  Assigned  Loans,  the  matters  set forth in
Schedule I attached hereto are true and correct as of the date of this AAR Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Assigned Loans to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made as to the matters covered in this Section 3 by the Company in the Agreements. It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

     4. Repurchase of Assigned Loans. The Assignor and the Assignee understand and agree that:

          (a) Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any representation, warranty, or covenant under this AAR Agreement, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, unless notified by the Assignee, repurchase the Assigned Loan no later than seventy-five (75) days from the date on which it is notified of the breach in the same manner set forth in Section 3.03 of the MS Servicing Agreement. The repurchase price (the "Repurchase Price") for a repurchase by Assignor shall be calculated by (i) multiplying the percentage used in calculating the purchase price for the applicable Assigned Loan pursuant to the PPTL by an amount equal to the then outstanding principal balance of such Assigned Loan as of the date of such repurchase, plus (ii) accrued interest on such Assigned Loan from the date on which interest had last been paid through the last day of the month in which such repurchase takes place, plus (iii) the amount of any outstanding advances owed to the Servicer, plus (iv) all reasonable costs and expenses incurred by the Assignee arising out of or based upon such breach, including, without limitation, reasonable costs and expenses incurred in the enforcement of the Assignor's repurchase obligation hereunder. Any repurchase of an Assigned Loan or Loans pursuant to the foregoing provisions of this Section 4 shall be accomplished by wire transfer of the amount of the Repurchase Price to an account designated by the Assignee. In addition to such repurchase or substitution obligation, the Assignor shall indemnify the Assignee and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses based on or grounded upon, or resulting from a breach of a representation or warranty under this AAR Agreement or a violation of any other provision hereof.

          (b) In the event the Company has breached a representation or warranty under the MS Servicing Agreement or this AAR Agreement that is substantially identical to a representation or warranty by the Assignor under this AAR Agreement, the Assignee shall first proceed against the Company under the MS Servicing Agreement. In the event that any Assigned Loan is repurchased by the Company pursuant to this Section, the Assignor shall promptly remit, upon written notice from the Assignee, to the Assignee an amount equal to the amount by which the Repurchase Price payable under Section 4(a) hereof exceeds the amount payable by the Company under the MS Servicing Agreement upon such repurchase. If the Company does not, within ninety (90) days after notification of the breach, cure such breach or repurchase the Assigned Loan in the same manner as set forth in Section 3.03 of the MS Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee, and/or to indemnify Assignee, except to the extent such breach arose prior to the applicable Original Closing Date. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure such breach or repurchase such Assigned Loan under the terms of the MS Servicing Agreement with respect to such Assigned Loan. Upon repurchase of an Assigned Loan by the Assignor pursuant to this Section, the Assignee shall cause the related Mortgage File previously delivered to the Assignee to be returned to the Assignor or its designee at the direction of the Assignor no later than three
(3) Business Days after such repurchase.

          (c) Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Agreements, to oversee compliance thereof, or to take notice of any breach or default thereof.

          (d) The obligations to the Assignee in this Section 4 shall survive any sale or assignment of the Assigned Loans by the Assignee to any third party and shall be independently enforceable by the Assignee.

     5. Representations. Warranties and Covenants of the Assignee. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

          (a) The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Company and the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignee, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignee will be determined adversely to the Assignee and, if determined adversely to the Assignee, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

          (b) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser or owner thereunder solely with respect to the Assigned Loans;

          (c) The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or the Company; and

          (d)  The   Assignee's   address  for   purposes  of  all  notices  and
correspondence related to the Assigned Loans and the Agreements is:

                        Bank of  America,  National  Association
                        Hearst  Tower
                        NC  1-027-21-04

                        214  North  Tryon Street,  21st  Floor
                        Charlotte, NC 28255
                        Attn:  Managing Director

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Assigned Loans and the Agreements is:

                        Bank Name: Bank of America, Dallas TX
                        Account #: 004770451666
                        Account Name: BAMCC/NMCC
                        ABA#:     026009593
                        Reference:    NFB Trade (Wells Fargo Loans)
                        Attn:   Dina Carson

     6. Representations and Warranties of the Company. The Company warrants and represents to, and covenants with, the Assignee that:

          (a) The representations and warranties contained in Section 3.01 of the MS Servicing Agreement are deemed to be made as of the date of this AAR Agreement (as modified in Section 10(b)(i) hereof), and all such representations and warranties are true and correct as of the date of this AAR Agreement; the representations and warranties contained in Section 3.02 of the MS Servicing Agreement were true and correct as of the related Original Closing Date;

          (b) The Company has serviced the Assigned Loans in accordance with the terms of the MS Servicing Agreement, provided accurate statements and reports required thereunder and otherwise complied with all covenants and obligations thereunder, in each case, in all material respects;

          (c) No offsets, counterclaims or other defenses are available to it with respect to the Agreements or the Assigned Loans;

          (d) It has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements or the Assigned Loans. It has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Agreements or the Assigned Loans;

          (e) Since the Original Closing Date, neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the 1933 Act or that would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

          (f) The Company has taken no action, or omitted to take any required action the omission of, which would have the effect of impairing any mortgage insurance or guarantee on the Assigned Loans; and

          (g) This AAR Agreement has been duly executed and delivered by the Company and, upon the due authorization, execution and delivery by the Assignee and the Assignor, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Company of this AAR Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

     7. Accuracy of the Agreements. The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B are a true, accurate and complete copy of each of the Agreements and all amendments and modifications thereto with respect to the Assigned Loans, if any, (ii) the Agreements are in full force and effect on the date hereof, (iii) the Agreements have not been amended or modified in any respect with respect to the Assigned Loans, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to the Company under the Agreements.

     8. No Solicitation. The Assignor shall not take any action to solicit the refinancing of any Assigned Loan or any Mortgagor of any Assigned Loan. It is understood and agreed that none of (i) the solicitations or related activities which the Company is permitted to conduct under the applicable Agreement, (ii) promotions undertaken by the Assignor or its agents or affiliates which are directed to the general public at large, including, without limitation, mass mailings, newspaper, radio, television advertisements, or (iii) servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Assignor or its agents or affiliates in connection with the refinance of such Mortgage or Assigned Loan, shall constitute solicitation under this Section.

     9. Master Servicer. The Company hereby acknowledges that a master servicer may be appointed with respect to the Assigned Loans and such master servicer shall have the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the MS Servicing Agreement.

     10. Recognition of Assignee; Reconstitution of Servicing; Regulation AB.

          (a) From and after the date of this AAR Agreement, the Company shall note the transfer of the Assigned Loans as of the Assigned Loans Cut-off Date to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Assigned Loans. Notwithstanding anything to the contrary in the Agreements, however, the Company shall service the Assigned Loans for the benefit of the Assignee pursuant to the terms of that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Assignee and the Company (as amended, the "Bank of America Servicing Agreement"), only insofar as it relates to the servicing of "Mortgage Loans" as defined therein, including but not limited those provisions related to sales and reconstitutions of mortgage loans, and all provisions related to Regulation AB compliance, including servicer-- and originator-- related provisions, which such terms are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Bank of America Servicing Agreement, to the extent provided in the preceding sentence, and the Agreements in all other respects, shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

          (b) In connection with the execution of this AAR Agreement, the Company and the Assignee hereby agree that the following modifications to the Bank of America Servicing Agreement shall apply only as to the Assigned Loans:

          i) Section 3.01(a), Due Organization and Authority, is hereby modified by replacing such section, in its entirety, with the following:

               (a) Due Organization and Authority.

                    The  Company  is  a  national   banking   association   duly
               organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

          ii) Section 4.02, Liquidation of Mortgage Loans, is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as identified in Section 5.02 that foreclosure proceedings have commenced".

          iii) Section 6.05, Annual Independent Public Accountants' Servicing Report, is hereby deleted in its entirety and replaced with "[RESERVED]".

          iv) Section 6.06, Report on Assessment of Compliance and Attestation, is hereby modified by deleting the first paragraph in its entirety and replacing it with "On or before March 1 of each calendar year, commencing in 2008, the Company shall:".

          v) Section 12.06, Notices, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118".

          vi) A new Section 4.34, Arbitration, is hereby added as follows:

               Section 4.34 Arbitration

               Notwithstanding the terms of any Assigned Loan, in the event that any such Assigned Loan requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction, the Assignee hereby directs the Company and the Company hereby agrees to waive such requirement.

     11. Applicable Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OR THE CONFLICTS OF LAWS PROVISIONS OF ANY OTHER JURISDICTION.

     12. Expenses. Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     13. No Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively, hereunder.

     15. Survival. This AAR Agreement shall survive the conveyances of the Assigned Loans as contemplated in this AAR Agreement.

     16. Execution in Counterparts. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     17. Conflicts. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.



                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.


                                        BANK OF AMERICA, NATIONAL
NORTH FORK BANK                         ASSOCIATION
Assignor                                Assignee

By:      ____________________           By:      _______________________________

Name:    ____________________           Name:    _______________________________

Its:     ____________________           Its:     _______________________________


WELLS FARGO BANK, N.A.
Company

By:      _______________________________

Name:    _______________________________

Its:     _______________________________









            [Signature page for NFB-BOA AAR (WF-MS) March 2007 AAR]

                                   EXHIBIT A

                             ASSIGNED LOAN SCHEDULE

                               [Attached hereto]































                                  Exhibit A-1

                                    EXHIBIT B

                        EXECUTION COPY OF THE AGREEMENTS

                               [Attached hereto]






















                                  Exhibit B-1

                                                               Execution Version

                                   SCHEDULE I

            ADDITIONAL MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

A.   No Bankruptcy.

     No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Assigned Loan was originated.

     18. B. No Violation of Environmental Laws.

          19. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

20. C. Homeownership and Equity Protection Act; No High Cost Loans.

     No Assigned Loan is (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 as amended, or (b) a "high cost," "threshold," "covered," "predatory," "abusive," or similarly defined loan, including refinance loans, under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

21. D. Compliance with Anti-Money Laundering Laws.

     To the best of the Assignor's knowledge upon reasonable due diligence, the Company has complied with all anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"), and the Company has established an anti-money laundering compliance program in compliance with the Anti-Money Laundering Laws.







                                  Exhibit A-2

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "AAR Agreement") dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint Mortgage Funding, Inc. (the "Assignor"), Bank of America, National Association (the "Assignee") and Wells Fargo Bank, N.A. (the "Company"):

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Sale and Assignment. With respect to the mortgage loans listed on Exhibit A hereto (the "Assigned Loans") purchased by the Assignor from UBS Real Estate Securities Inc. ("UBS"), the Assignor hereby grants, transfers, assigns and sells to the Assignee all right, title and interest of the Assignor, in, to and under (a) the Assigned Loans and the Mortgage Files, (b) that certain Seller's Warranties and Servicing Agreement (WFHM 2004-W73), dated December 1, 2004, by and between UBS and the Company (the "UBS Servicing Agreement"), (c) that certain Mortgage Loan Purchase Agreement, dated December 1, 2004, by and between UBS and the Company (the "Purchase Agreement") and (d) that certain Assignment, Assumption and Recognition Agreement, dated January 28, 2005, by and among UBS, the Assignor and the Company (the "Original Assignment;" collectively with the Purchase Agreement and UBS Servicing Agreement, the "Agreements"), as each Agreement relates to the Assigned Loans and only the Assigned Loans and the Assignee hereby assumes all of the Assignor's obligations and duties arising under the Agreements from and after the date hereof, and the Company hereby acknowledges such sale, assignment and assumption. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Agreements other than the Assigned Loans. Notwithstanding the foregoing, it is understood that neither the Company nor Assignor is released from liability to the other for any breaches of any representations, warranties or covenants made by such party to the other in the Agreements prior to the date hereof regardless of when such breaches are discovered or made known. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the UBS Servicing Agreement.

     2. Payment. Simultaneously with the execution of this AAR Agreement and upon completion of the other closing conditions set forth in the Purchase Price and Terms Letter (the "PPTL"), dated as of January 12, 2007, by and between the Assignee and the Assignor, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the PPTL. The Assignee shall pay the purchase price payable under the PPTL by wire transfer of immediately available funds to the account specified by the Assignor. Upon payment of such purchase price, the Assignee assumes all right, title and interest in and to the Assigned Loans and the Mortgage Files pursuant to the Agreements. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after March 1, 2007 (the "Assigned Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date, as provided in the UBS Servicing Agreement. The Assignor, at its expense, shall have caused to be delivered to the Assignee or its designee the Mortgage Files for each Assigned Loan in the Assignor's or its custodian's possession prior to the date hereof, excluding that portion under the control of the Company. The Assignor and the Company acknowledge and agree that the Assignee has designated U.S. Bank National Association (the "Custodian") as its custodian of the Mortgage Files pursuant to a Custodial Agreement between the Assignee and the Custodian.

     3. Representations. Warranties and Covenants of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

          (a) The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions  set  forth  herein.  The  consummation  of  the  transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of any of the terms, conditions or provisions of the Assignor's organizational documents or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the
     Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

          (b) The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Agreements free from any and all encumbrances, liens, pledges, participation interests, claims or security interests of any nature encumbering the Assigned Loans. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

          (c) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

          (d) The Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Assigned Loans since the applicable date of the original sale to Assignor;

          (e) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Agreements or the Assigned Loans;

          (f) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements, including without limitation the transfer of the servicing obligations under the UBS Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Agreements;

          (g) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the
     Assigned Loans under the Securities Act of 1933, as amended (the "Securities Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

          (h) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

          (i) With respect to each of the Assigned Loans, the representations and warranties contained in Section 3.02 of the UBS Servicing Agreement, to the extent they relate to matters arising on or after the date such Assigned Loan was purchased by UBS from the Company (the "Original Closing Date"), are true and correct as of the date of this AAR Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of the UBS Servicing Agreement (i) to the "Cut-off Date" shall he deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit A hereto and any other schedules of the Assigned Loans, provided in writing or electronically, providing any data with respect to the Assigned Loans of the type described in the definition of "Mortgage Loan Schedule" provided in the UBS Servicing Agreement (other than any schedules that were updated by the Assignor prior to the date of this AAR Agreement), (iii) to the "Closing Date" shall be deemed to be a reference to the date of this AAR Agreement and (iv) to the "Seller's knowledge" shall be deemed to be a reference to the Assignor's knowledge. For purposes of clarification, the Assignor shall not be deemed to have breached or violated any representation or warranty contemplated in this paragraph in the event that such representation or warranty was not true or correct as of the Original Closing Date (an "Original Breach") unless such Original Breach was cured prior to the date hereof; and

          (j) With  respect to the  Assigned  Loans,  the  matters  set forth in
     Schedule I attached hereto are true and correct as of the date of this AAR Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Assigned Loans to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made as to the matters covered in this Section 3 by the Company in the Agreements. It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

     4. Repurchase of Assigned Loans. The Assignor and the Assignee understand and agree that:

          (a) Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any representation, warranty, or covenant under this AAR Agreement, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, unless notified by the Assignee, repurchase the Assigned Loan no later than seventy-five (75) days from the date on which it is notified of the breach in the same manner set forth in Section 3.03 of the UBS Servicing Agreement. The repurchase price (the "Repurchase Price") for a repurchase by Assignor shall be calculated by (i) multiplying the percentage used in calculating the purchase price for the applicable Assigned Loan pursuant to the PPTL by an amount equal to the then outstanding principal balance of such Assigned Loan as of the date of such repurchase, plus (ii) accrued interest on such Assigned Loan from the date on which interest had last been paid through the last day of the month in which such repurchase takes place, plus (iii) the amount of any outstanding advances owed to the Servicer, plus (iv) all reasonable costs and expenses incurred by the Assignee arising out of or based upon such breach, including, without limitation, reasonable costs and expenses incurred in the enforcement of the Assignor's repurchase obligation hereunder. Any repurchase of an Assigned Loan or Loans pursuant to the foregoing provisions of this Section 4 shall be accomplished by wire transfer of the amount of the Repurchase Price to an account designated by the Assignee. In addition to such repurchase or substitution obligation, the Assignor shall indemnify the Assignee and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses based on or grounded upon, or resulting from a breach of a representation or warranty under this AAR Agreement or a violation of any other provision hereof.

          (b) In the event the Company has breached a representation or warranty under the UBS Servicing Agreement or this AAR Agreement that is substantially identical to a representation or warranty by the Assignor under this AAR Agreement, the Assignee shall first proceed against the Company under the UBS Servicing Agreement. In the event that any Assigned Loan is repurchased by the Company pursuant to this Section, the Assignor shall promptly remit, upon written notice from the Assignee, to the Assignee an amount equal to the amount by which the Repurchase Price payable under Section 4(a) hereof exceeds the amount payable by the Company under the UBS Servicing Agreement upon such repurchase. If the Company does not, within ninety (90) days after notification of the breach, cure such breach or repurchase the Assigned Loan in the same manner as set forth in
     Section 3.03 of the UBS Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee, and/or to indemnify Assignee, except to the extent such breach arose prior to the applicable Original Closing Date. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure such breach or repurchase such Assigned Loan under the terms of the UBS Servicing Agreement with respect to such Assigned Loan. Upon repurchase of an Assigned Loan by the Assignor pursuant to this Section, the Assignee shall cause the related Mortgage File previously delivered to the Assignee to be returned to the Assignor or its designee at the direction of the Assignor no later than three (3) Business Days after such repurchase.

          (c) Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Agreements, to oversee compliance thereof, or to take notice of any breach or default thereof.

          (d) The obligations to the Assignee in this Section 4 shall survive any sale or assignment of the Assigned Loans by the Assignee to any third party and shall be independently enforceable by the Assignee.

     5. Representations. Warranties and Covenants of the Assignee. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

          (a) The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Company and the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignee, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignee will be determined adversely to the Assignee and, if determined adversely to the Assignee, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

     (b) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser or owner thereunder solely with respect to the Assigned Loans;

     (c) The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or the Company; and

     (d) The Assignee's address for purposes of all notices and correspondence related to the Assigned Loans and the Agreements is:

                Bank of America, National Association
                Hearst Tower
                NC 1-027-21-04

                214 North Tryon Street, 21st Floor
                Charlotte, NC 28255
                Attn:   Managing Director

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Assigned Loans and the Agreements is:

                Bank Name: Bank of America, Dallas TX
                Account #: 004770451666
                Account Name: BAMCC/NMCC
                ABA#:     026009593
                Reference:    NFB Trade (Wells Fargo Loans)
                Attn:   Dina Carson

     6. Representations and Warranties of the Company. The Company warrants and represents to, and covenants with, the Assignee that:

          (a) The representations and warranties contained in Section 3.01 of the UBS Servicing Agreement are deemed to be made as of the date of this AAR Agreement, and all such representations and warranties are true and correct as of the date of this AAR Agreement; the representations and warranties contained in Section 3.02 of the UBS Servicing Agreement were true and correct as of the related Original Closing Date;

          (b) The Company has serviced the Assigned Loans in accordance with the terms of the UBS Servicing Agreement, provided accurate statements and reports required thereunder and otherwise complied with all covenants and obligations thereunder, in each case, in all material respects;

          (c) No offsets, counterclaims or other defenses are available to it with respect to the Agreements or the Assigned Loans;

          (d) It has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements or the Assigned Loans. It has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Agreements or the Assigned Loans;

          (e) Since the Original Closing Date, neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the 1933 Act or that would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

          (f) The Company has taken no action, or omitted to take any required action the omission of, which would have the effect of impairing any mortgage insurance or guarantee on the Assigned Loans; and

          (g) This AAR Agreement has been duly executed and delivered by the Company and, upon the due authorization, execution and delivery by the

     Assignee and the Assignor, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Company of this AAR Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

     7. Accuracy of the Agreements. The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B are a true, accurate and complete copy of each of the Agreements and all amendments and modifications thereto with respect to the Assigned Loans, if any, (ii) the Agreements are in full force and effect on the date hereof, (iii) the Agreements have not been amended or modified in any respect with respect to the Assigned Loans, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to the Company under the Agreements.

     8. No Solicitation. The Assignor shall not take any action to solicit the refinancing of any Assigned Loan or any Mortgagor of any Assigned Loan. It is understood and agreed that none of (i) the solicitations or related activities which the Company is permitted to conduct under the applicable Agreement, (ii) promotions undertaken by the Assignor or its agents or affiliates which are directed to the general public at large, including, without limitation, mass mailings, newspaper, radio, television advertisements, or (iii) servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Assignor or its agents or affiliates in connection with the refinance of such Mortgage or Assigned Loan, shall constitute solicitation under this Section.

     9. Master Servicer. The Company hereby acknowledges that a master servicer may be appointed with respect to the Assigned Loans and such master servicer shall have the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the UBS Servicing Agreement.

     10. Recognition of Assignee; Reconstitution of Servicing; Regulation AB.

          (a) From and after the date of this AAR Agreement, the Company shall note the transfer of the Assigned Loans as of the Assigned Loans Cut-off Date to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Assigned Loans. Notwithstanding anything to the contrary in the Agreements, however, the Company shall service the Assigned Loans for the benefit of the Assignee pursuant to the terms of that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Assignee and the Company (as amended, the "Bank of America Servicing Agreement"), only insofar as it relates to the servicing of "Mortgage Loans" as defined therein, including but not limited those provisions related to sales and reconstitutions of mortgage loans, and all provisions related to Regulation AB compliance, including servicer-- and originator-- related provisions, which such terms are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Bank of America Servicing Agreement, to the extent provided in the preceding sentence, and the Agreements in all other respects, shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

          (b) In connection with the execution of this AAR Agreement, the Company and the Assignee hereby agree that the following modifications to the Bank of America Servicing Agreement shall apply only as to the Assigned
     Loans:

               i) Section 4.02, Liquidation of Mortgage Loans, is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as
          identified  in  Section  5.02  that   foreclosure   proceedings   have
          commenced".

               ii)  Section  6.05,  Annual   Independent   Public   Accountants'
          Servicing Report, is hereby deleted in its entirety and replaced with "[RESERVED]".

               iii) Section 6.06, Report on Assessment of Compliance and Attestation, is hereby modified by deleting the first paragraph in its entirety and replacing it with "On or before March 1 of each calendar year, commencing in 2008, the Company shall:".

               iv) Section 12.06, Notices, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118".

     11. Applicable Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OR THE CONFLICTS OF LAWS PROVISIONS OF ANY OTHER JURISDICTION.

     12. Expenses. Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     13. No Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively, hereunder.

     15. Survival. This AAR Agreement shall survive the conveyances of the Assigned Loans as contemplated in this AAR Agreement.

     16. Execution in Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     17. Conflicts. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.



                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.


                                        BANK OF AMERICA, NATIONAL
NORTH FORK BANK                         ASSOCIATION
Assignor                                Assignee

By:      ____________________           By:      _______________________________

Name:    ____________________           Name:    _______________________________

Its:     ____________________           Its:     _______________________________


WELLS FARGO BANK, N.A.
Company

By:      _______________________________

Name:    _______________________________

Its:     _______________________________
























            [Signature page for NFB-BOA AAR (WF-UBS) March 2007 AAR]

                                    EXHIBIT A

                             ASSIGNED LOAN SCHEDULE

                                [Attached hereto]






























                                  Exhibit A-1

                                    EXHIBIT B

                        EXECUTION COPY OF THE AGREEMENTS

                                [Attached hereto]





















                                  Exhibit B-1

                                   SCHEDULE I

             ADDITIONAL MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


     18. A. Payments Current.

     All payments required to be made prior to the related Cut-off Date for the Assigned Loan under the terms of the Mortgage Note have been made and credited. No payment under any Assigned Loan has been thirty (30) days or more delinquent since March 20, 2006.

     19. B. LTV, Primary mortgage insurance policy.

     If a Assigned Loan had an original LTV of 80% or greater, and the Mortgage Loan Schedule reflects that the Assigned Loan is covered by a primary mortgage insurance policy, the excess over 78% is and will be insured as to payment defaults by a primary mortgage insurance policy until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. All provisions of such primary mortgage insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. The insurer under such primary mortgage insurance policy is a Qualified Insurer that has a claims paying ability acceptable to Fannie Mae or Freddie Mac. Any Assigned Loan subject to a primary mortgage insurance policy obligates the Mortgagor thereunder to maintain the primary mortgage insurance policy and to pay all premiums and charges in connection therewith. Any such premium is not payable from any portion of the Mortgage Interest Rate.

C. Underwriting.

     Each Assigned Loan was underwritten in accordance with the underwriting guidelines of the Company, which underwriting guidelines satisfy the standards of prudent mortgage lenders of the same type of mortgage loans as the Assigned Loans in the secondary market.

     20. D. No Bankruptcy.

     No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Assigned Loan was originated.

     21. E. No Violation of Environmental Laws.

     The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.






                                  Schedule I-1

                                                               Execution Version

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "AAR Agreement") dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint Mortgage Funding, Inc. (the "Assignor"), Bank of America, National Association (the "Assignee") and Wells Fargo Bank, N.A. (the "Company"):

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Sale and Assignment. With respect to the mortgage loans listed on Exhibit A hereto (the "Assigned Loans") purchased by the Assignor from EMC Mortgage Corporation ("EMC"), the Assignor hereby grants, transfers, assigns and sells to the Assignee all right, title and interest of the Assignor, in, to and under (a) the Assigned Loans and the Mortgage Files, (b) that certain Master Seller's Warranties and Servicing Agreement, dated October 1, 2004, by and between EMC and the Company (as amended, the "EMC Servicing Agreement"), (c) that certain Master Mortgage Loan Purchase Agreement, dated October 1, 2004, by and between EMC and the Company (as amended, the "Purchase Agreement") and (d) that certain Purchase, Assignment, Assumption and Recognition Agreement, dated April 28, 2005, by and among EMC, the Assignor and the Company (the "Original Assignment;" collectively with the Purchase Agreement and EMC Servicing Agreement, the "Agreements"), as each Agreement relates to the Assigned Loans and only the Assigned Loans and the Assignee hereby assumes all of the Assignor's obligations and duties arising under the Agreements from and after the date hereof, and the Company hereby acknowledges such sale, assignment and assumption. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Agreements other than the Assigned Loans. Notwithstanding the foregoing, it is understood that neither the Company nor Assignor is released from liability to the other for any breaches of any representations, warranties or covenants made by such party to the other in the Agreements prior to the date hereof regardless of when such breaches are discovered or made known. Effective upon purchase of the Assigned Loans by the Assignor, the Company agreed to service the Assigned Loans pursuant to the Seller's Warranties and Servicing Agreement, dated December 1, 2003, by and between the Assignor and the Company (the "GPM Servicing Agreement"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the GPM Servicing Agreement.

     2. Payment. Simultaneously with the execution of this AAR Agreement and upon completion of the other closing conditions set forth in the Purchase Price and Terms Letter (the "PPTL"), dated as of January 12, 2007, by and between the Assignee and the Assignor, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the PPTL. The Assignee shall pay the purchase price payable under the PPTL by wire transfer of immediately available funds to the account specified by the Assignor. Upon payment of such purchase price, the Assignee assumes all right, title and interest in and to the Assigned Loans and the Mortgage Files pursuant to the Agreements. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after March 1, 2007 (the "Assigned Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date, as provided in the GPM Servicing Agreement. The Assignor, at its expense, shall have caused to be delivered to the Assignee or its designee the Mortgage Files for each Assigned Loan in the Assignor's or its custodian's possession prior to the date hereof, excluding that portion under the control of the Company. The Assignor and the Company acknowledge and agree that the Assignee has designated U.S. Bank National Association (the "Custodian") as its custodian of the Mortgage Files pursuant to a Custodial Agreement between the Assignee and the Custodian.

     3. Representations. Warranties and Covenants of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

          (a) The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of any of the terms, conditions or provisions of the Assignor's organizational documents or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

          (b) The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Agreements free from any and all encumbrances, liens, pledges, participation interests, claims or security interests of any nature encumbering the Assigned Loans. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

          (c) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

          (d) The Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Assigned Loans since the applicable date of the original sale to Assignor;

          (e) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Agreements or the Assigned Loans;

          (f) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements, other than reconstituting servicing of the Assigned Loans to the GPM Servicing Agreement, or the GPM Servicing Agreement, including without limitation the transfer of the servicing obligations under the GPM Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Agreements;

          (g) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "Securities Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

          (h) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

          (i) With respect to each of the Assigned Loans, the representations and warranties contained in Section 3.02 of the EMC Servicing Agreement, to the extent they relate to matters arising on or after the date such Assigned Loan was purchased by EMC from the Company (the "Original Closing Date"), are true and correct as of the date of this AAR Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of the EMC Servicing Agreement (i) to the "Cut-off Date" shall he deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit A hereto and any other schedules of the Assigned Loans, provided in writing or electronically, providing any data with respect to the Assigned Loans of the type described in the definition of "Mortgage Loan Schedule" provided in the EMC Servicing Agreement (other than any schedules that were updated by the Assignor prior to the date of this AAR Agreement), (iii) to the "Closing Date" shall be deemed to be a reference to the date of this AAR Agreement and (iv) to the "Seller's knowledge" shall be deemed to be a reference to the Assignor's knowledge. For purposes of clarification, the Assignor shall not be deemed to have breached or violated any representation or warranty contemplated in this paragraph in the event that such representation or warranty was not true or correct as of the Original Closing Date (an "Original Breach") unless such Original Breach was cured prior to the date hereof; and

          (j) With  respect to the  Assigned  Loans,  the  matters  set forth in
Schedule I attached hereto are true and correct as of the date of this AAR Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Assigned Loans to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made as to the matters covered in this Section 3 by the Company in the Agreements. It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

     4. Repurchase of Assigned Loans. The Assignor and the Assignee understand and agree that:

          (a) Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any representation, warranty, or covenant under this AAR Agreement, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, unless notified by the Assignee, repurchase the Assigned Loan no later than seventy-five (75) days from the date on which it is notified of the breach in the same manner set forth in Section 3.03 of the EMC Servicing Agreement. The repurchase price (the "Repurchase Price") for a repurchase by Assignor shall be calculated by (i) multiplying the percentage used in calculating the purchase price for the applicable Assigned Loan pursuant to the PPTL by an amount equal to the then outstanding principal balance of such Assigned Loan as of the date of such repurchase, plus (ii) accrued interest on such Assigned Loan from the date on which interest had last been paid through the last day of the month in which such repurchase takes place, plus (iii) the amount of any outstanding advances owed to the Servicer, plus (iv) all reasonable costs and expenses incurred by the Assignee arising out of or based upon such breach, including, without limitation, reasonable costs and expenses incurred in the enforcement of the Assignor's repurchase obligation hereunder. Any repurchase of an Assigned Loan or Loans pursuant to the foregoing provisions of this Section 4 shall be accomplished by wire transfer of the amount of the Repurchase Price to an account designated by the Assignee. In addition to such repurchase or substitution obligation, the Assignor shall indemnify the Assignee and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses based on or grounded upon, or resulting from a breach of a representation or warranty under this AAR Agreement or a violation of any other provision hereof.

          (b) In the event the Company has breached a representation or warranty under the EMC Servicing Agreement or this AAR Agreement that is substantially identical to a representation or warranty by the Assignor under this AAR Agreement, the Assignee shall first proceed against the Company under the EMC Servicing Agreement. In the event that any Assigned Loan is repurchased by the Company pursuant to this Section, the Assignor shall promptly remit, upon written notice from the Assignee, to the Assignee an amount equal to the amount by which the Repurchase Price payable under Section 4(a) hereof exceeds the amount payable by the Company under the EMC Servicing Agreement upon such repurchase. If the Company does not, within ninety (90) days after notification of the breach, cure such breach or repurchase the Assigned Loan in the same manner as set forth in Section 3.03 of the EMC Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee, and/or to indemnify Assignee, except to the extent such breach arose prior to the applicable Original Closing Date. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure such breach or repurchase such Assigned Loan under the terms of the EMC Servicing Agreement with respect to such Assigned Loan. Upon repurchase of an Assigned Loan by the Assignor pursuant to this Section, the Assignee shall cause the related Mortgage File previously delivered to the Assignee to be returned to the Assignor or its designee at the direction of the Assignor no later than three (3) Business Days after such repurchase.

          (c) Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Agreements, to oversee compliance thereof, or to take notice of any breach or default thereof.

          (d) The obligations to the Assignee in this Section 4 shall survive any sale or assignment of the Assigned Loans by the Assignee to any third party and shall be independently enforceable by the Assignee.

     5. Representations. Warranties and Covenants of the Assignee. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

          (a) The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Company and the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignee, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignee will be determined adversely to the Assignee and, if determined adversely to the Assignee, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

          (b) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser or owner thereunder solely with respect to the Assigned Loans;

          (c) The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or the Company; and

          (d)  The   Assignee's   address  for   purposes  of  all  notices  and
correspondence related to the Assigned Loans and the Agreements is:

        Bank of America, National Association
        Hearst Tower
        NC 1-027-21-04

        214 North Tryon Street, 21st Floor
        Charlotte, NC 28255
        Attn:   Managing Director

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Assigned Loans and the Agreements is:

       Bank Name: Bank of America, Dallas TX
       Account #: 004770451666
       Account Name: BAMCC/NMCC
       ABA#:     026009593
       Reference:    NFB Trade (Wells Fargo Loans)
       Attn:   Dina Carson

     6. Representations and Warranties of the Company. The Company warrants and represents to, and covenants with, the Assignee that:

          (a) The representations and warranties contained in Section 3.01 of the EMC Servicing Agreement are deemed to be made as of the date of this AAR Agreement, and all such representations and warranties are true and correct as of the date of this AAR Agreement; the representations and warranties contained in Section 3.02 of the EMC Servicing Agreement were true and correct as of the related Original Closing Date;

          (b) The Company serviced the Assigned Loans in accordance with the terms of the EMC Servicing Agreement prior to the date of the Original Assignment and the GPM Servicing Agreement on and after the date of the Original Assignment, provided accurate statements and reports required thereunder and otherwise complied with all covenants and obligations thereunder, in each case, in all material respects;

          (c) No offsets, counterclaims or other defenses are available to it with respect to the Agreements or the Assigned Loans;

          (d) It has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements or the Assigned Loans. It has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Agreements or the Assigned Loans;

          (e) Since the Original Closing Date, neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the 1933 Act or that would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

          (f) The Company has taken no action, or omitted to take any required action the omission of, which would have the effect of impairing any mortgage insurance or guarantee on the Assigned Loans; and

          (g) This AAR Agreement has been duly executed and delivered by the Company and, upon the due authorization, execution and delivery by the Assignee and the Assignor, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Company of this AAR Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

     7. Accuracy of the Agreements. The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B are a true, accurate and complete copy of each of the Agreements and all amendments and modifications thereto with respect to the Assigned Loans, if any, (ii) the Agreements are in full force and effect on the date hereof, (iii) the Agreements have not been amended or modified in any respect with respect to the Assigned Loans, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to the Company under the Agreements.

     8. No Solicitation. The Assignor shall not take any action to solicit the refinancing of any Assigned Loan or any Mortgagor of any Assigned Loan. It is understood and agreed that none of (i) the solicitations or related activities which the Company is permitted to conduct under the applicable Agreement, (ii) promotions undertaken by the Assignor or its agents or affiliates which are directed to the general public at large, including, without limitation, mass mailings, newspaper, radio, television advertisements, or (iii) servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Assignor or its agents or affiliates in connection with the refinance of such Mortgage or Assigned Loan, shall constitute solicitation under this Section.

     9. Master Servicer. The Company hereby acknowledges that a master servicer may be appointed with respect to the Assigned Loans and such master servicer shall have the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the GPM Servicing Agreement.

     10. Recognition of Assignee; Reconstitution of Servicing; Regulation AB.

          (a) From and after the date of this AAR Agreement, the Company shall note the transfer of the Assigned Loans as of the Assigned Loans Cut-off Date to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Assigned Loans. Notwithstanding anything to the contrary in the Agreements, however, the Company shall service the Assigned Loans for the benefit of the Assignee pursuant to the terms of that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Assignee and the Company (as amended, the "Bank of America Servicing Agreement"), only insofar as it relates to the servicing of "Mortgage Loans" as defined therein, including but not limited those provisions related to sales and reconstitutions of mortgage loans, and all provisions related to Regulation AB compliance, including servicer-- and originator-- related provisions, which such terms are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Bank of America Servicing Agreement, to the extent provided in the preceding sentence, and the Agreements in all other respects, shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

          (b) In connection with the execution of this AAR Agreement, the Company and the Assignee hereby agree that the following modifications to the Bank of America Servicing Agreement shall apply only as to the Assigned Loans:

                    i) Section 4.02, Liquidation of Mortgage Loans, is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as
          identified  in  Section  5.02  that   foreclosure   proceedings   have
          commenced".

                    ii) Section 6.05, Annual Independent Public Accountants' Servicing Report, is hereby deleted in its entirety and replaced with "[RESERVED]".

                    iii) Section 6.06, Report on Assessment of Compliance and Attestation, is hereby modified by deleting the first paragraph in its entirety and replacing it with "On or before March 1 of each calendar year, commencing in 2008, the Company shall:".

                    iv) Section 12.06, Notices, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118".

     11. Applicable Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OR THE CONFLICTS OF LAWS PROVISIONS OF ANY OTHER JURISDICTION.

     12. Expenses. Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     13. No Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively, hereunder.

     15. Survival. This AAR Agreement shall survive the conveyances of the Assigned Loans as contemplated in this AAR Agreement.

     16. Execution in Counterparts. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     17. Conflicts. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.

                                        BANK OF AMERICA, NATIONAL
NORTH FORK BANK                         ASSOCIATION
Assignor                                Assignee

By:      ________________________       By:      _______________________________

Name:    ________________________       Name:    _______________________________

Its:     ________________________       Its:     _______________________________


WELLS FARGO BANK, N.A.
Company

By:      _______________________________

Name:    _______________________________

Its:     _______________________________













            [Signature page for NFB-BOA AAR (WF-EMC2) March 2007 AAR]

                                    EXHIBIT A

                             ASSIGNED LOAN SCHEDULE


                                [Attached hereto]




























                                  Exhibit A-1

                                    EXHIBIT B

                        EXECUTION COPY OF THE AGREEMENTS


                                [Attached hereto]





























                                  Exhibit B-1

                                                               Execution Version

                                   SCHEDULE I

             ADDITIONAL MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

     A. Payments Current.

     No payment under any Assigned Loan has been thirty (30) days or more delinquent since March 20, 2006.

     B. No Violation of Environmental Laws.

     The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

     C. Compliance with Anti-Money Laundering Laws.

     To the best of the Assignor's knowledge upon reasonable due diligence, the Company has complied with all anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"), and the Company has established an anti-money laundering compliance program in compliance with the Anti-Money Laundering Laws.



















                                  Schedule I-1

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "AAR Agreement") dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint Mortgage Funding, Inc. (the "Assignor"), Bank of America, National Association (the "Assignee") and Wells Fargo Bank, N.A., successor by merger to Wells Fargo Home Mortgage, Inc. (the "Company"):

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Sale and Assignment. With respect to the mortgage loans listed on Exhibit A hereto (the "Assigned Loans") purchased by the Assignor from EMC Mortgage Corporation ("EMC"), the Assignor hereby grants, transfers, assigns and sells to the Assignee all right, title and interest of the Assignor, in, to and under (a) the Assigned Loans and the Mortgage Files, (b) that certain Master Seller's Warranties and Servicing Agreement, dated April 1, 2003, by and between EMC and the Company (as amended, the "EMC Servicing Agreement"), (c) that certain Master Mortgage Loan Purchase Agreement, dated April 1, 2003, by and between EMC and the Company (as amended, the "Purchase Agreement") and (d) that certain Purchase, Assignment, Assumption and Recognition Agreement, dated January 30, 2004, by and among EMC, the Assignor and the Company (the "Original Assignment;" collectively with the Purchase Agreement and EMC Servicing Agreement, the "Agreements"), as each Agreement relates to the Assigned Loans and only the Assigned Loans and the Assignee hereby assumes all of the Assignor's obligations and duties arising under the Agreements from and after the date hereof, and the Company hereby acknowledges such sale, assignment and assumption. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Agreements other than the Assigned Loans. Notwithstanding the foregoing, it is understood that neither the Company nor Assignor is released from liability to the other for any breaches of any representations, warranties or covenants made by such party to the other in the Agreements prior to the date hereof regardless of when such breaches are discovered or made known. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the EMC Servicing Agreement.

     2. Payment. Simultaneously with the execution of this AAR Agreement and upon completion of the other closing conditions set forth in the Purchase Price and Terms Letter (the "PPTL"), dated as of January 12, 2007, by and between the Assignee and the Assignor, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the PPTL. The Assignee shall pay the purchase price payable under the PPTL by wire transfer of immediately available funds to the account specified by the Assignor. Upon payment of such purchase price, the Assignee assumes all right, title and interest in and to the Assigned Loans and the Mortgage Files pursuant to the Agreements. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after March 1, 2007 (the "Assigned Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date, as provided in the EMC Servicing Agreement. The Assignor, at its expense, shall have caused to be delivered to the Assignee or its designee the Mortgage Files for each Assigned Loan in the Assignor's or its custodian's possession prior to the date hereof, excluding that portion under the control of the Company. The Assignor and the Company acknowledge and agree that the Assignee has designated U.S. Bank National Association (the "Custodian") as its custodian of the Mortgage Files pursuant to a Custodial Agreement between the Assignee and the Custodian.

     3. Representations. Warranties and Covenants of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

          (a) The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of any of the terms, conditions or provisions of the Assignor's organizational documents or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

          (b) The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Agreements free from any and all encumbrances, liens, pledges, participation interests, claims or security interests of any nature encumbering the Assigned Loans. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

          (c) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

          (d) The Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Assigned Loans since the applicable date of the original sale to Assignor;

          (e) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Agreements or the Assigned Loans;

          (f) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements, including without limitation the transfer of the servicing obligations under the EMC Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Agreements;

          (g) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "Securities Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

          (h) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

          (i) With respect to each of the Assigned Loans, the representations and warranties contained in Section 3.02 of the EMC Servicing Agreement, to the extent they relate to matters arising on or after the date such Assigned Loan was purchased by EMC from the Company (the "Original Closing Date"), are true and correct as of the date of this AAR Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of the EMC Servicing Agreement (i) to the "Cut-off Date" shall he deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit A hereto and any other schedules of the Assigned Loans, provided in writing or electronically, providing any data with respect to the Assigned Loans of the type described in the definition of "Mortgage Loan Schedule" provided in the EMC Servicing Agreement (other than any schedules that were updated by the Assignor prior to the date of this AAR Agreement), (iii) to the "Closing Date" shall be deemed to be a reference to the date of this AAR Agreement and (iv) to the "Seller's knowledge" shall be deemed to be a reference to the Assignor's knowledge. For purposes of clarification, the Assignor shall not be deemed to have breached or violated any representation or warranty contemplated in this paragraph in the event that such representation or warranty was not true or correct as of the Original Closing Date (an "Original Breach") unless such Original Breach was cured prior to the date hereof; and

          (j) With  respect to the  Assigned  Loans,  the  matters  set forth in
Schedule I attached hereto are true and correct as of the date of this AAR Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Assigned Loans to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made as to the matters covered in this Section 3 by the Company in the Agreements. It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

     4. Repurchase of Assigned Loans. The Assignor and the Assignee understand and agree that:

          (a) Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any representation, warranty, or covenant under this AAR Agreement, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, unless notified by the Assignee, repurchase the Assigned Loan no later than seventy-five (75) days from the date on which it is notified of the breach in the same manner set forth in Section 3.03 of the EMC Servicing Agreement. The repurchase price (the "Repurchase Price") for a repurchase by Assignor shall be calculated by (i) multiplying the percentage used in calculating the purchase price for the applicable Assigned Loan pursuant to the PPTL by an amount equal to the then outstanding principal balance of such Assigned Loan as of the date of such repurchase, plus (ii) accrued interest on such Assigned Loan from the date on which interest had last been paid through the last day of the month in which such repurchase takes place, plus (iii) the amount of any outstanding advances owed to the Servicer, plus (iv) all reasonable costs and expenses incurred by the Assignee arising out of or based upon such breach, including, without limitation, reasonable costs and expenses incurred in the enforcement of the Assignor's repurchase obligation hereunder. Any repurchase of an Assigned Loan or Loans pursuant to the foregoing provisions of this Section 4 shall be accomplished by wire transfer of the amount of the Repurchase Price to an account designated by the Assignee. In addition to such repurchase or substitution obligation, the Assignor shall indemnify the Assignee and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses based on or grounded upon, or resulting from a breach of a representation or warranty under this AAR Agreement or a violation of any other provision hereof.

          (b) In the event the Company has breached a representation or warranty under the EMC Servicing Agreement or this AAR Agreement that is substantially identical to a representation or warranty by the Assignor under this AAR Agreement, the Assignee shall first proceed against the Company under the EMC Servicing Agreement. In the event that any Assigned Loan is repurchased by the Company pursuant to this Section, the Assignor shall promptly remit, upon written notice from the Assignee, to the Assignee an amount equal to the amount by which the Repurchase Price payable under Section 4(a) hereof exceeds the amount payable by the Company under the EMC Servicing Agreement upon such repurchase. If the Company does not, within ninety (90) days after notification of the breach, cure such breach or repurchase the Assigned Loan in the same manner as set forth in Section 3.03 of the EMC Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee, and/or to indemnify Assignee, except to the extent such breach arose prior to the applicable Original Closing Date. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure such breach or repurchase such Assigned Loan under the terms of the EMC Servicing Agreement with respect to such Assigned Loan. Upon repurchase of an Assigned Loan by the Assignor pursuant to this Section, the Assignee shall cause the related Mortgage File previously delivered to the Assignee to be returned to the Assignor or its designee at the direction of the Assignor no later than three (3) Business Days after such repurchase.

          (c) Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Agreements, to oversee compliance thereof, or to take notice of any breach or default thereof.

          (d) The obligations to the Assignee in this Section 4 shall survive any sale or assignment of the Assigned Loans by the Assignee to any third party and shall be independently enforceable by the Assignee.

     5. Representations. Warranties and Covenants of the Assignee. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

          (a) The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Company and the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignee, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignee will be determined adversely to the Assignee and, if determined adversely to the Assignee, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

          (b) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser or owner thereunder solely with respect to the Assigned Loans;

          (c) The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or the Company; and

          (d)  The   Assignee's   address  for   purposes  of  all  notices  and
correspondence related to the Assigned Loans and the Agreements is:

        Bank of America, National Association
        Hearst Tower
        NC 1-027-21-04

        214 North Tryon Street, 21st Floor
        Charlotte, NC 28255
        Attn:   Managing Director

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Assigned Loans and the Agreements is:

        Bank Name: Bank of America, Dallas TX
        Account #: 004770451666
        Account Name: BAMCC/NMCC
        ABA#:     026009593
        Reference:    NFB Trade (Wells Fargo Loans)
        Attn:   Dina Carson

     6 Representations and Warranties of the Company. The Company warrants and represents to, and covenants with, the Assignee that:

          (a) The representations and warranties contained in Section 3.01 of the EMC Servicing Agreement are deemed to be made as of the date of this AAR Agreement (as modified in Section 10(b)(i) hereof), and all such representations and warranties are true and correct as of the date of this AAR Agreement; the representations and warranties contained in Section 3.02 of the EMC Servicing Agreement were true and correct as of the related Original Closing Date;

          (b) The Company has serviced the Assigned Loans in accordance with the terms of the EMC Servicing Agreement, provided accurate statements and reports required thereunder and otherwise complied with all covenants and obligations thereunder, in each case, in all material respects;

          (c) No offsets, counterclaims or other defenses are available to it with respect to the Agreements or the Assigned Loans;

          (d) It has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements or the Assigned Loans. It has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Agreements or the Assigned Loans;

          (e) Since the Original Closing Date, neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the 1933 Act or that would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

          (f) The Company has taken no action, or omitted to take any required action the omission of, which would have the effect of impairing any mortgage insurance or guarantee on the Assigned Loans; and

          (g) This AAR Agreement has been duly executed and delivered by the Company and, upon the due authorization, execution and delivery by the Assignee and the Assignor, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Company of this AAR Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

     7. Accuracy of the Agreements. The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B are a true, accurate and complete copy of each of the Agreements and all amendments and modifications thereto with respect to the Assigned Loans, if any, (ii) the Agreements are in full force and effect on the date hereof, (iii) the Agreements have not been amended or modified in any respect with respect to the Assigned Loans, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to the Company under the Agreements.

     8. No Solicitation. The Assignor shall not take any action to solicit the refinancing of any Assigned Loan or any Mortgagor of any Assigned Loan. It is understood and agreed that none of (i) the solicitations or related activities which the Company is permitted to conduct under the applicable Agreement, (ii) promotions undertaken by the Assignor or its agents or affiliates which are directed to the general public at large, including, without limitation, mass mailings, newspaper, radio, television advertisements, or (iii) servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Assignor or its agents or affiliates in connection with the refinance of such Mortgage or Assigned Loan, shall constitute solicitation under this Section.

     9. Master Servicer. The Company hereby acknowledges that a master servicer may be appointed with respect to the Assigned Loans and such master servicer shall have the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the EMC Servicing Agreement.

     10. Recognition of Assignee; Reconstitution of Servicing; Regulation AB.

          (a) From and after the date of this AAR Agreement, the Company shall note the transfer of the Assigned Loans as of the Assigned Loans Cut-off Date to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Assigned Loans. Notwithstanding anything to the contrary in the Agreements, however, the Company shall service the Assigned Loans for the benefit of the Assignee pursuant to the terms of that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Assignee and the Company (as amended, the "Bank of America Servicing Agreement"), only insofar as it relates to the servicing of "Mortgage Loans" as defined therein, including but not limited those provisions related to sales and reconstitutions of mortgage loans, and all provisions related to Regulation AB compliance, including servicer-- and originator-- related provisions, which such terms are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Bank of America Servicing Agreement, to the extent provided in the preceding sentence, and the Agreements in all other respects, shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

          (b) In connection with the execution of this AAR Agreement, the Company and the Assignee hereby agree that the following modifications to the Bank of America Servicing Agreement shall apply only as to the Assigned Loans:

                    i) Section 3.01(a), Due Organization and Authority, is hereby modified by replacing such section, in its entirety, with the following:

                    (a) Due Organization and Authority.

                              The Company is a national banking association duly
                    organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

                    ii) Section 4.02, Liquidation of Mortgage Loans, is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as
          identified  in  Section  5.02  that   foreclosure   proceedings   have
          commenced".

                    iii) Section 6.05, Annual Independent Public Accountants' Servicing Report, is hereby deleted in its entirety and replaced with "[RESERVED]".

                    iv) Section 6.06, Report on Assessment of Compliance and Attestation, is hereby modified by deleting the first paragraph in its entirety and replacing it with "On or before March 1 of each calendar year, commencing in 2008, the Company shall:".

                    v) Section 12.06, Notices, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118".

                    vi) A new Section 4.34, Arbitration, is hereby added as follows:

                    Section 4.34 Arbitration

                    Notwithstanding the terms of any Assigned Loan, in the event that any such Assigned Loan requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction, the Assignee hereby directs the Company and the Company hereby agrees to waive such requirement.

     11. Applicable Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OR THE CONFLICTS OF LAWS PROVISIONS OF ANY OTHER JURISDICTION.

     12. Expenses. Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     13. No Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively, hereunder.

     15. Survival. This AAR Agreement shall survive the conveyances of the Assigned Loans as contemplated in this AAR Agreement.

     16. Execution in Counterparts. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     17. Conflicts. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.



                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.


                                             BANK OF AMERICA, NATIONAL
NORTH FORK BANK                              ASSOCIATION
Assignor                                     Assignee

By:      ___________________________    By:      _______________________________

Name:    ___________________________    Name:    _______________________________

Its:     ___________________________    Its:     _______________________________


WELLS FARGO BANK, N.A.
Company

By:      _______________________________

Name:    _______________________________

Its:     _______________________________













            [Signature page for NFB-BOA AAR (WF-EMC1) March 2007 AAR]

                                    EXHIBIT A

                             ASSIGNED LOAN SCHEDULE


                                [Attached hereto]





























                                  Exhibit A-1

                                    EXHIBIT B

                        EXECUTION COPY OF THE AGREEMENTS


                                [Attached hereto]


































                                  Exhibit B-1

                                   SCHEDULE I

             ADDITIONAL MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          A. No Violation of Environmental Laws.

          The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

          B. Compliance with Anti-Money Laundering Laws.

          To the best of the Assignor's knowledge upon reasonable due diligence, the Company has complied with all anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"), and the Company has established an anti-money laundering compliance program in compliance with the Anti-Money Laundering Laws.
















                                  Schedule I-1